AZZAD FUNDS

Azzad Ethical Fund (ADJEX)

Azzad Wise Capital Fund (WISEX)

Supplement to the Prospectus and

Statement of Additional Information,

each dated January 27, 2021

Supplement dated May 3, 2021

The information in this Supplement amends certain information contained in the Prospectus and Statement of Additional Information for the Funds, each dated January 27, 2021.

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Effective as of April 30, 2021, The Manager of Managers Structure section of the Prospectus, is deleted in its entirety and replaced with the following:

The Adviser, on behalf of itself and on behalf of the Funds and other funds that the Adviser may advise in the future, was granted an exemptive order (the “Order”, Investment Company Act Release No. 34261, April 30, 2021) from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, with the Board’s approval, to enter into, replace, or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Funds’ portfolio. The Order also allows the Funds, in accordance with certain conditions, to disclose only Adviser compensation without disclosing the sub-adviser fee rate.

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Effective as of April 30, 2021, Delaware Investments Fund Advisers (“DIFA”) will replace Ivy Investment Management Company (“IICO”) as sub-adviser to the Azzad Ethical Fund (the “Ethical Fund”).  Therefore, any references to Ivy Investment Management Company and IICO as a sub-adviser for the Ethical Fund should be deleted and replaced with Delaware Investments Fund Advisers and DIFA, respectively.  Azzad Asset Management, Inc., (the “Adviser”) will continue to serve as adviser to the Ethical Fund.  There will be no change to the investment objective, investment strategy, sub-advisory services or to the portfolio managers for the Ethical Fund.

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The Sub-Adviser to the Azzad Ethical Fund section of the Prospectus, is deleted in its entirety and replaced with the following:

Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), a U.S.-based SEC-registered investment adviser located at 100 Independence, 610 Market Street, Philadelphia, PA 19106, serves as the sub-adviser to the Ethical Fund as of the close of business on April 30, 2021.  As sub-adviser, DIFA provides the Adviser with a model, specific portfolio investment recommendations, and other consulting services.

Under a sub-advisory agreement between the Adviser and DIFA, DIFA earns an annual sub-advisory fee that is based on the Ethical Fund’s average daily net assets. The sub-advisory fee is paid out of the annual management fee the Adviser receives, not by the Ethical Fund. A discussion regarding the basis for the Board’s approval of the Ethical Fund’s sub-advisory agreement with DIFA will be available in the Ethical Fund’s next annual report to shareholders.

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The Portfolio Managers section of the Prospectus, is deleted in its entirety and replaced with the following:

Since April 2000, Mr. Jamal Elbarmil has served as the Vice President of Azzad Asset Management, Inc. He previously served as portfolio manager for the Ethical Fund from October 2008 to March 27, 2017 and has served as a portfolio manager for the Wise Fund since its inception. He is responsible for the day to day management of each Fund’s portfolio. He holds a master’s degree in Information Systems from the American University in Washington, DC. Mr. Elbarmil reviews the Funds’ holdings and performance to ensure compliance with the Funds’ respective strategies. Prior to joining Azzad, Mr. Elbarmil was Vice President of Technology for Information Policy & Administration, Inc. in Virginia where he supervised the development of software systems. Mr. Elbarmil has nearly 20 years of investment experience.

Kimberly A. Scott has been a Senior Vice President and Portfolio Manager of DIFA since 2021. Prior to joining DIFA, Ms. Scott served as an investment analyst with Ivy Investment Management Company from April 1999 to February 2001 and as portfolio manager of several investment companies managed by Ivy Investment Management Company from February 2001 to April 2021. Ms. Scott earned a BS degree in Microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst (CFA) Charterholder.

Nathan A. Brown has been a Senior Vice President and Portfolio Manager of DIFA since 2021. Prior to joining DIFA, Mr. Brown served as an investment analyst with Ivy Investment Management Company from 2003 to 2010, was appointed Assistant Vice President in January 2010 and served as an assistant portfolio manager of investment companies managed by Ivy Investment Management Company from February 2011 to April 2021. Mr. Brown earned a BBA in Finance from the University of Iowa and holds an MBA with an emphasis in Finance and Accounting from Vanderbilt University.

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The SUB-ADVISER (AZZAD ETHICAL FUND) section of the Statement of Additional Information, is deleted in its entirety and replaced with the following:

The Adviser has retained Delaware Investments Fund Advisers (“DIFA”) to serve as sub-adviser to the Ethical Fund. As sub-adviser to the Ethical Fund, DIFA will provide investment advice and consultation on the Ethical Fund’s portfolio subject to the general supervision of the Adviser and Board of Trustees. The Adviser retains responsibility for selecting the portfolio securities for investment by the Ethical Fund, will continue to purchase and sell securities for the Ethical Fund and place orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. For its services, DIFA will receive a fee from the Adviser. The Adviser shall pay sub-advisory fees to DIFA out of its own advisory fee. The compensation of any officer, director, or employee of DIFA who is rendering services to the Ethical Fund is paid by DIFA.

The Sub-Advisory Agreement will remain in force for an initial two-year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund’s outstanding voting securities, by the Adviser, or by DIFA. The Sub-Advisory Agreement shall automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Delaware Investments Fund Advisers (“DIFA”)

DIFA is a series of Macquarie Investment Management Business Trust, a business trust organized under the Delaware Statutory Trust Act and an SEC-registered investment adviser located at 100 Independence, 610 Market Street, Philadelphia, PA 19106.  DIFA provides investment sub-advisory services, including portfolio management, investment research and analysis, to registered investment companies. DIFA is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. As of December 31, 2020, the public investments divisions of Macquarie’s asset management business had total assets under management of approximately $268.1 billion.

DIFA will assign a professional team of portfolio managers to assist the Adviser in the management of the Ethical Fund.  The team will be led by Kim Scott and Nathan Brown, both Senior Vice Presidents and Portfolio Managers of the mid cap product suite of mutual funds and institutional accounts.

Kim Scott is co-portfolio manager of the mid cap product suite of mutual funds and institutional accounts.

Prior to joining the firm, Ms. Scott served in various levels of research and portfolio management positions throughout her career affiliated with the following companies: Ivy Investment Management Company, Bartlett & Company, NBD Bank, Johnson Investment Counsel, Inc., and the University of Cincinnati Medical Center. Her primary responsibilities included portfolio management and fundamental analysis of companies and equities for mutual funds, separate accounts, and personal trusts. Through this experience, Ms. Scott provided sector coverage for consumer non-durables, technology, retail, food and beverage, and tobacco. Ms. Scott graduated from the University of Kansas in 1982 with a BS in Microbiology. She earned an MBA in Finance from the University of Cincinnati in 1987. Ms. Scott is a CFA® Charterholder. She is a member of the CFA Institute and the CFA Society Kansas City.

Nathan Brown is co-portfolio manager of the mid cap product suite of mutual funds and institutional accounts. Prior to joining the firm, Mr. Brown was a portfolio manager and senior vice president for Ivy Investment Management Company from 2003 to 2021 and was an intern with Morgan Keegan from 2002 to 2003. From 1999 to 2001 he completed five rotations at General Electric-Aircraft Engine’s financial management program. In 1999 he was a securities analyst for Krause Fund, where his responsibilities were concentrated in the utilities sector. Mr. Brown graduated with honors from the University of Iowa, Henry B. Tippie School of Business in 1999 with a BBA in Finance. He earned an MBA with an emphasis in Finance and Accounting from Vanderbilt University, Owen Graduate School of Management in 2003.Mr. Brown is a CFA® Charterholder. He is a member of the CFA Institute and the CFA Society Kansas City.

The following provides information regarding other accounts managed by Ms. Scott and Mr. Brown as of April 1, 2021:

Kim Scott:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	5	$11,300	0	$0
Other Pooled Investment Vehicles	1	$35	0	$0
Other Accounts	4	$119	0	$0

Nathan Brown:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	5	$11,300	0	$0
Other Pooled Investment Vehicles	1	$35	0	$0
Other Accounts	5	$126	0	$0

Ms. Scott and Mr. Brown are paid a competitive base salary, that is commensurate with each individual’s level of experience and responsibility. In its consideration of an employee’s base salary, IICO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of IICO is responsible for setting a) the base salary and for its on-going review; b) an attractive bonus structure, summarized below; and c) eligibility for an equity incentive plan that rewards teamwork (awards of equity-based compensation typically vest over time, to create an incentive to retain key talent). All portfolio managers are eligible for equity awards. If such awards are granted, they will typically vest over a period of time, with the vesting dependent on the type of award granted.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of a portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially like that of the portfolio. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures, and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are considered in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Macquarie, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Macquarie, the company’s401(k) plan offers certain mutual funds managed by Macquarie as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management. Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all DIFA employees.

 Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

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The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. DIFA seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Ethical Fund.

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The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Ethical Fund. Securities selected for funds or accounts other than the Ethical Fund might outperform the securities selected for the Ethical Fund. DIFA seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to DIFA’s Allocation Procedures.

DIFA has adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict arises.

Ownership.  Dollar Range of equity securities of the respective Funds held by the DIFA portfolio managers as of April 1, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in Azzad Ethical Fund	Dollar Range of Equity Securities in Azzad Wise Capital Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Managers Within the Azzad Funds
Kim Scott	None	None	None
Nathan Brown	None	None	None

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This supplement, the Prospectus and the Statement of Additional Information, each dated January 27, 2021 provide the information a prospective investor should know about the Funds and should be retained for future reference.   You may obtain a copy of the current Prospectus or Statement of Additional Information without charge by calling Azzad Funds at 888.862.9923 or visiting www.azzadfunds.com.